 EXHIBIT 2

HORIZON ENERGY DEVELOPMENT, INC.
INCOME STATEMENT
(Unaudited)

                                                      Three Months Ended
                                                        March 31, 2003
                                                   --------------------------

Operating Revenue:
  Operating Revenue                                              $46,981,459
                                                   --------------------------

Operating Expenses:
  Fuel Used in Heat and Electric Generation                       23,127,353
  Operation and Maintenance Expenses                               7,438,141
  Property, Franchise & Other Taxes                                  836,360
  Depreciation, Depletion & Amortization                           3,433,530
                                                   --------------------------
Operating Expenses                                                34,835,384
                                                   --------------------------
Operating Income                                                  12,146,075
                                                   --------------------------

Other Income                                                       1,497,551
                                                   --------------------------

Interest Charges                                                   2,929,978
                                                   --------------------------

Income Before Income Taxes                                        10,713,648
                                                   --------------------------

Income Taxes - Current                                             1,751,177
Income Taxes - Deferred                                            1,580,890
                                                   --------------------------
                                                                   3,332,067
                                                   --------------------------

Minority Interest in Foreign Subsidiaries                         (1,790,939)
                                                   --------------------------

Net Income                                                        $5,590,642
                                                   ==========================